SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
--------------------------------------------------------------------------------


                                    FORM 8-K



              Current Report Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  March 5, 2001



                         SafeGuard Health Enterprises, Inc.
         ---------------------------------------------------------------
             (Exact Name of registrant as specified in its charter)



          Delaware                 0-12050                 52-1528581
          --------                 -------                 ----------
(State or other jurisdiction of  (Commission   (IRS Employer Identification No.)
      incorporation)             File Number)


              95 Enterprise, Aliso Viejo, California     92656-2601
              -----------------------------------------------------
             (Address of principal executive offices)    (Zip Code)


        Registrant's telephone number, including area code:  949.425.4110
                                                             ------------

Item  1.     Changes in Control of Registrant  and  Item  5.  Other  Events


On March 1, 2000, SafeGuard Health Enterprises, Inc. (the "Company") entered into a Term Sheet Agreement (the "Agreement") with CAI Partners and Company II, L.P., CAI Capital Partners and Company II, L.P. (collectively "CAI"), Jack R. Anderson ("Anderson"), Silicon Valley Bank (the "Bank"), John Hancock Life Insurance Company and other holders of senior notes of the Company (collectively, "Hancock") and the Baileys Family Trust ("Baileys"), (the "Investors" and individually "Investor").

Pursuant to the Agreement, CAI, Anderson and Baileys collectively loaned the Company an aggregate of $8 million dollars (the "Loan"). The Investors also agreed to purchase from the Company, and the Company agreed to sell to the Investors, subject to certain conditions, Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and
Series D Convertible Preferred Stock (the "Preferred Stock") and Series A Convertible Notes, Series B Convertible Notes, Series C Convertible Notes and Series D Convertible Notes (the "Convertible Notes") for an aggregate of $30,000,000 through cancellation of the Loan, and the cancellation of all the other existing indebtedness of the Company owed to the Bank and Hancock, which at the time of closing as of January 31, 2001, was approximately $53 million. Additionally, the Bank and Hancock agreed to subordinate their existing indebtedness to the Loan and to forebear, until April 30, 2001, enforcement of that existing indebtedness of the Company. The Agreement was filed as an exhibit to the Company's Current Report on Form 8-K filed as of March 1, 2000.

As of June 30, 2000, certain of the Investors referred to above and other officers and directors of the Company entered into a Loan Document Purchase and Assignment Agreement (the "Loan Agreement") providing for the purchase of the Bank debt by the persons named therein for $5,000,000. In connection therewith, Leslie B. Daniels was appointed to act as agent on behalf of such persons in connection with the purchase of the Bank debt.

As of June 30, 2000, the Company entered in to an Agreement Among Stockholders with the persons named herein defining the rights and responsibilities of the parties named therein who purchased the Preferred Stock issued by the Company. As of June 30, 2000, the Company entered into a Registration Rights Agreement with the persons named herein which defined the rights and responsibilities of the parties named therein with regard to the registrations of the Preferred Stock purchased by such persons, and the Common Stock of the Company into which such Preferred Stock is convertible.

On October 25, 2000, the Company held a Special Meeting of Stockholders (the "Meeting") at which:

          1. The existing six (6) directors of the Company were reelected to the Board of Directors.

_______________________
1 SafeGuard agrees to furnish a supplemental copy of the exhibits to the Securities and Exchange Commission upon request.

          2. The Certificate of Incorporation of the Company was amended to increase the authorized number of shares of Common Stock of the Company to 40 million shares; and

          3. The Certificate of Incorporation of the Company was amended to remove the classification of the Board of Directors.

Although the Agreement contemplated the issuance of convertible promissory notes in addition to Preferred Stock, the Company's Certificate of Incorporation was amended following the Meeting wherein the authorized number of common shares was increased from 30 million to 40 million, thereby eliminating the necessity for the issuance of convertible promissory notes. For purposes of the information contained herein, all references to the number of shares of Common Stock outstanding assume that such Preferred Stock outstanding has been converted.

On October 30, 2000, the Company filed a Restated Certificate of Incorporation with the Delaware Secretary of State containing the amendments approved at the Meeting.

The Company received approval of its Form A applications relating to the change of control contemplated by the Agreement as follows:

          1.     California  Department  of  Insurance, Letter dated November 6,
                 2000;

          2. California Department of Managed Health Care, Order dated November 9, 2000;

          3.     Texas  Department  of Insurance, Order dated November 16, 2000;

          4.     Arizona Department of Insurance, Order dated November 27, 2000;
                 and

          5.     Florida Department of Insurance, Order dated  January 30, 2001.

The Company filed the Certificate of Designation with respect to the Series A, B, C and D Preferred Stock with the Delaware Secretary of State on December 13, 2000.

The Company issued to the Noteholders, the Investors and the persons designated in the Loan Agreement, Preferred Stock issuable pursuant to the various agreements, as follows.

                             COMPANY PREFERRED STOCK STOCKHOLDER TABLE


           STOCKHOLDER                                               PREFERRED STOCK
           -----------                                               ---------------

1.   John Hancock Life Insurance Company              30,153.85 Shares of Series B Preferred Stock
                                                      82,923.07 Shares of Series D Preferred Stock

2.   John Hancock Variable Life Insurance Company     4,923.08 Shares of Series B Preferred Stock
                                                      13,538.46 Shares of Series D Preferred Stock

3.   Investors Partner Life Insurance Company         1,230.77 Shares of Series B Preferred Stock
                                                      3,384.62 Shares of Series D Preferred Stock


                                        2

                          COMPANY PREFERRED STOCK STOCKHOLDER TABLE


           STOCKHOLDER                                              PREFERRED STOCK
           -----------                                               --------------

4.   Mellon Bank, N.A., solely in its capacity        3,692.31 Shares Series B Preferred Stock
     asTrustee for Bell Atlantic Master Trust (as     10,153.84 Series D Preferred Stock
     directed by John Hancock Life Insurance
     Company) and not in its individual capacity

5.   CAI Partners and Company II, LLP                 15,237.18 Shares Series A Preferred Stock
                                                      7,183.24 Shares Series B Preferred Stock
                                                      5,387.44 Shares Series C Preferred Stock

6.   CAI Capital Partners and Company II, LLP         30,955.03 Shares Series A Preferred Stock
                                                      14,593.09 Shares Series B Preferred Stock
                                                      10,944.81 Shares Series C Preferred Stock

7.   CAI Capital Partners and Company II-C, LLP       3,807.79 Shares Series A Preferred Stock
                                                      1,795.10 Shares Series B Preferred Stock
                                                      1,346.33 Shares Series C Preferred Stock

8.   Jack R. Anderson                                 9,878.82 Shares Series A Preferred Stock
                                                      4,657.16 Shares Series B Preferred Stock
                                                      3,492.87 Shares Series C Preferred Stock

9.   Rose-Marie Anderson, Separate Property Account   5,927.29 Shares Series A Preferred Stock
                                                      2,794.29 Shares Series B Preferred Stock
                                                      2,095.72 Shares Series C Preferred Stock

10.  The Burton Partnership Limited Partnership       2,298.47 Shares Series A Preferred Stock
                                                      1,083.56 Shares Series B Preferred Stock
                                                      812.67 Shares Series C Preferred Stock

11.  The Burton Partnership (QP) Limited Partnership  6,895.42 Shares Series A Preferred Stock
                                                      3,250.70 Shares Series B Preferred Stock
                                                      2,438.03 Shares Series C Preferred Stock

12.  The Baileys Family Trust and Affiliated Trusts   5,000 Shares Series A Preferred Stock
                                                      2,357.14 Shares Series B Preferred Stock
                                                      1,767.86 Shares Series C Preferred Stock

13.  James E. Buncher                                 1,142.86 Shares Series B Preferred Stock
                                                      857.14 Shares Series C Preferred Stock

14.  Ronald I. Brendzel                               571.43 Shares Series B Preferred Stock
                                                      428.57 Shares Series C Preferred Stock

15.  Dennis L. Gates                                  571.43 Shares Series B Preferred Stock
                                                      428.57 Shares Series C Preferred Stock

The Investors and the other parties acquiring the Bank indebtedness acquired 80,000 shares of Series A Preferred Stock, 40,000 shares of Series B Preferred Stock and 30,000 shares of Series C Preferred Stock, and the Noteholders acquired 40,000 shares of Series B Preferred Stock and 110,000 shares of Series D Preferred Stock. The rights and preferences of the Preferred Stock are identical except for the respective priority of the liquidation preference of each series of Preferred Stock and certain voting rights with respect to the election of directors.

The  Preferred  Stock:

          1.     has  no  required  dividends;

          2. has a liquidation preference of $100.00 per share ranked alphabetically in order of seniority;

          3. is convertible into Common Stock at a conversion price of $1.00 per share (initially 100 shares of Common Stock for each share of Preferred Stock);

          4. has no mandatory redemption rights but may be redeemed by The Company after ten (10) years from the date of issuance at a redemption price of $100.00 per share; and

          5. except with respect to the election of directors, the Preferred Stock will vote on all matters voting together with the Common Stock as a Single class with one vote for each share of Common Stock into which the Preferred Stock is convertible.

Since all regulatory approval has been received, and the transactions as set forth in the Agreement has been consummated, the holders of the Series A Preferred Stock has the power voting as a separate class to elect a majority (i.e. four (4)) directors of the Company. The holders of the Series B, C and D Preferred Stock has the power voting together as a single class to elect one (1) director of the Company. If certain Investors transfer their shares of Series A Preferred Stock, then the Series A, B, C and D Preferred Stock voting together as a single class will have the power to elect four (4) directors of the Company. The Company now has a board of directors consisting of seven (7) members of which two (2) are elected by the holders of the outstanding Common Stock.

As part of the Agreement, the Investors agreed to vote all voting securities now or hereafter held by them to approve an amendment to the Company's certificate of incorporation to increase the number of shares of Common Stock, to maintain the size of the Board of Directors at seven (7) and to take any other actions necessary to effectuate the Agreement.

The Company executed and delivered the Registration Rights Agreement, the Company executed and delivered the Agreement Among Stockholders, and the Company paid all interest due under the Investor Senior Loans. The Company's Board of Directors appointed Steven C. Blewitt to the Board of Directors to fill a vacancy and to serve as the director representing the Series B, C and D Preferred Stock.

All of the transactions described herein closed as of January 31, 2001, and a press release announcing such closings was made by the Company on February 8, 2001. After the close of the transactions described herein there are Common Stock outstanding of 4,737,498 shares and Preferred Stock outstanding convertible into Common Stock of 30,000,000 shares.

As of the closing of the transactions described herein, the ownership of the Company is as follows:

Entity                         Shares Of Common Stock as if   Percentage Of Ownership
------                        Converted from Preferred Stock  -----------------------
                              ------------------------------

Hancock (1)                                    15,000,000                       43.20
CAI (2)                                         8,430,078                       24.26
Other Investors (3)                             6,569,922                       18.88
Existing Common Stockholders                    4,737,498(4)                    13.66
                              ------------------------------  -----------------------
               TOTAL                           34,737,498                      100.00

The Investors and the other persons named therein, paid the aggregate $5 million purchase price to the Bank for the Bank Debt pursuant to the Loan Agreement, and the Investors and the other persons named therein, acting through their Agent Mr. Daniels, cancelled and delivered to the Company the Bank Notes. The Investors, the other persons named therein, and Mr. Daniels executed and delivered a Termination Agreement relating to the Agreement Among Creditors.

The Bank assigned to Mr. Daniels, as Agent for the Investors and the other persons named therein, all of the Bank notes and collateral documents securing the Bank Debt described in the Loan Agreement. Mr. Daniels, as Agent on behalf of the Investors and the other persons named in the Loan Agreement, cancelled and delivered the Bank Notes to the Company.

The Hancock Noteholders cancelled and delivered to the Company all of the 7.91% Senior Notes of the Company due September 30, 2005 in the aggregate face amount of $32,500,000. The Hancock Noteholders cancelled and delivered to the Company the Warrants for an aggregate of 382,000 shares of Common Stock of the Company dated as of May 28, 1999, and executed and delivered the Registration Rights Agreement and the Agreement Among Stockholders.

The above description of the transactions contemplated by the Agreement are qualified by reference to the provisions of the Agreement which was previously filed as an Exhibit to the Company Report on Form 8-K filed as of March 1, 2000, the Loan Document Purchase and Assignment Agreement, the Agreement Among Stockholders, and the Registration Rights Agreement, all of which are filed as exhibits to this Current Report on Form 8-K.

Other than the transactions described herein, the Company is not aware of any arrangements that may result in a change in control subsequent to the date hereof.


______________________
1 Hancock  includes  those  entities  referred to in the Company Preferred Stock
  Stockholder Table (the "Table") as numbers 1, 2, 3 and 4, inclusive. 2 CAI includes those entities referred to in the Table as numbers 5, 6 and 7, inclusive.
3 Other Investors include those persons and entities referred to in the Table as numbers  8,  9,  10,  11,  12,  13,  14  and  15,  inclusive.
4 Total  number  of  shares  of  Common  Stock  outstanding  prior  to  closing.

Item 7.     Financial  Statements  and  Exhibits.

     (c)     Exhibits.

Exhibit No.  Description
----------   -----------

4.1 Loan Document Purchase and Assignment Agreement by and between certain of the stockholders named in the Company Preferred Stock Stockholder Table (the "Table") noted above, the Bank and the Company dated as of June 30, 2000.

4.2 An Agreement Among Stockholders by and between the persons listed in the Table and the Company dated as of June 30, 2000

4.3 Registration Rights Agreement by and between the persons listed in the Table and the Company dated as of June 30, 2000.

4.4 The Restated Certificate of Incorporation of the Company dated as of October 25, 2000 as filed with the Delaware Secretary of State on October 30, 2000.

4.5 The Certificate of Designation with respect to the Series A, B, C and D Preferred Stock of the Company filed with the Delaware Secretary of State on December 13, 2000.

99.1 Press Release dated February 8, 2001 announcing the closing of the Agreement and the appointment of Stephen J. Blewitt to the Company's Board of Directors.


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 5, 2001                   SAFEGUARD HEALTH ENTERPRISES, INC.
                                        (Registrant)



                                        By:  /s/  James  E.  Buncher
                                           -------------------------------------
                                           JAMES  E.  BUNCHER
                                           President and Chief Executive Officer



                                        By:  /s/  Ronald  I.  Brendzel
                                           -------------------------------------
                                           RONALD  I.  BRENDZEL
                                           Senior Vice President and Secretary